U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 6, 2003
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-1035	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
306-933-8500

(Address and telephone number of the registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Potash Corporation of Saskatchewan Inc.
Current Report on Form 8-K

Item 7.     Exhibits.

Exhibit Number	Description of Document

99	Press release issued by the Registrant on February 6, 2003, filed solely for purposes of incorporation by reference into Item 9 herein. See paragraph 2 of Item 9 below.

Item 9.     Regulation FD Disclosure.

On February 6, 2003, the Registrant issued a press release concerning its financial results for the fourth quarter of 2002 and for the full year 2002. A copy of this press release is attached hereto as Exhibit 99 and is incorporated herein solely for purposes of this Item 9.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potash Corporation of Saskatchewan Inc.

By:	/s/ John L.M. Hampton

John L.M. Hampton
Senior Vice President, General Counsel and Secretary
Potash Corporation of Saskatchewan Inc.

February 6, 2003

Index to Exhibits

Exhibit Number	Description of Document

99	Press release issued by the Registrant on February 6, 2003, filed solely for purposes of incorporation by reference into Item 9 herein. See paragraph 2 of Item 9.